UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On January 16, 2009, FedEx Corporation issued and sold $250,000,000 aggregate principal amount of its 7.375% Notes due 2014 and $750,000,000 aggregate principal amount of its 8.000% Notes due 2019.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-136253) by which those notes and the related guarantees were registered.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 13, 2009, among FedEx Corporation, the Significant Guarantors named therein and SunTrust Robinson Humphrey, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., on behalf of themselves and as representatives of the Underwriters named therein.

4.1	Supplemental Indenture No. 2, dated as of January 16, 2009, between FedEx Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 7.375% Note due 2014 (included in Exhibit 4.1).

4.3	Form of 8.000% Note due 2019 (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: January 16, 2009	By:	/s/ JOHN L. MERINO
John L. Merino
Corporate Vice President and Principal Accounting Officer

Federal Express Corporation

Date: January 16, 2009	By:	/s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and Worldwide Controller

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 13, 2009, among FedEx Corporation, the Significant Guarantors named therein and SunTrust Robinson Humphrey, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., on behalf of themselves and as representatives of the Underwriters named therein.

4.1	Supplemental Indenture No. 2, dated as of January 16, 2009, between FedEx Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 7.375% Note due 2014 (included in Exhibit 4.1).

4.3	Form of 8.000% Note due 2019 (included in Exhibit 4.1).

E-1